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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          June 17, 2005 (June 14, 2005)
                Date of Report (Date of earliest event reported)

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                         COMPETITIVE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

Delaware                                  1-8696               36-2664428
(State or other jurisdiction of        (Commission          (I.R.S. Employer
incorporation)                         File Number )        Identification No.)

                1960 Bronson Road, Fairfield, Connecticut 06824
                (Address of principal executive offices)   (Zip Code)

                                 (203) 255-6044
              (Registrant's telephone number, including area code)

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                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

      (b) On June 15, 2005, the Company received a letter from Mr. John B. Nano, dated June 14, 2005, announcing that Mr. Nano resigned as a director of the Company. A copy of the letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

Exhibit No.        Description
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Exhibit 99.1       Letter from John B. Nano to Competitive Technologies, Inc., dated June 14, 2005.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          COMPETITIVE TECHNOLOGIES, INC.

Date: June 17, 2005                       By: /s/ Donald J. Freed
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                                              Name:  Donald J. Freed
                                              Title: President and
                                                     Chief Executive Officer
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                                  EXHIBIT INDEX

Exhibit No.        Description
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Exhibit 99.1       Letter from John B. Nano to Competitive Technologies, Inc., dated June 14, 2005.